Madison Funds
Supplement dated December 23, 2015
This Supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015, October 19, 2015, and December 18, 2015, and the Statement of Additional Information dated February 28, 2015 as supplemented May 29, 2015, October 19, 2015, and December 18, 2015, and the Summary Prospectuses for the Madison Investors Fund and the Madison Large Cap Growth Fund dated February 28, 2015.
Investors Fund
At a meeting held on December 18, 2015, the Board of Trustees of the Madison Funds, including a majority of the independent trustees, approved an amendment to the Advisory Agreement to change the Madison Investors Fund (the “Investors Fund”) advisory fee breakpoints to align the breakpoints with other Madison Equity Funds and bring consistency within the Madison Fund family, subject to shareholder approval, and, provided the breakpoint change is approved by shareholders, approved an amendment to the Services Agreement to make permanent reductions in the Services Fees which expire February 28, 2016.The Board of Trustees believes the amendments are in the best interests of the shareholders of the Investor Fund.
As a result of the foregoing, shareholders of the Investors Fund as of January 7, 2016 will be receiving a proxy statement which describes the proposed change in the advisory fee breakpoint in more detail. If shareholders of the Investors Fund approve the Amended Advisory Agreement between Madison and the Investors Fund at a special meeting of shareholders to be held on February 23, 2016, it is expected that the change will take effect on February 29, 2016.
Large Cap Growth Fund

Merger of Madison Large Cap Growth Fund into Madison Investors Fund
At a meeting held on December 18, 2015, the Board of Trustees of the Madison Funds, including a majority of the independent trustees, approved the reorganization of the Madison Large Cap Growth Fund (“Large Cap Growth Fund”) with and into the Madison Investors Fund (“Investors Fund”). The Board of Trustees believes this reorganization is in the best interests of fund shareholders for several reasons.
The Large Cap Growth Fund shareholders will become investors in a fund with an identical investment objective and the same fundamental investment policies. In addition, the Funds have substantially similar risk profiles and while their portfolio holdings differ somewhat, both Funds concentrate their investments in securities having similar characteristics. Moreover, there will be no increase in fees for Large Cap Growth Fund shareholders who become shareholders of the Investors Fund since the funds will have the same management fee and the same overall expense ratio.
Subject to a number of conditions, including shareholder approval of an amended Advisory Agreement for the Investors Fund discussed above, the reorganization will close on February 29, 2016, and will be effected at the relative net asset values of the Investors Fund as of the close of business on February 26, 2016. Shares of each class of the Large Cap Growth Fund will be converted into shares of the same class of the Investors Fund with the same aggregate net asset value. The reorganization is expected to be tax-free to shareholders of the Large Cap Growth Fund and have no effect on existing shareholders of the Investors Fund.
Special Notice to shareholders of Class B shares. Because the Investors Fund does not offer Class B shares, prior to the reorganization on February 29, 2016, all Class B shares of the Large Cap Growth Fund will be automatically converted to Class A shares of the Large Cap Growth Fund. Since your money remains invested with the same fund, the conversion from Class B to Class A shares is not a taxable event. In addition, if applicable, no contingent deferred sales charges will be assessed on this one-time conversion.
In light of the foregoing, the Large Cap Growth Fund Class B will be closed to new accounts and to new investments in existing accounts effective January 19, 2016. If you have a systematic investment plan established on your account, it will be suspended so no additional purchases will be made after January 15. If you wish the systematic purchase amount to continue in a different fund, you need to contact us and provide authorization. Class A and Class Y shares of the Large Cap Growth Fund will remain open to new accounts and to new investments in existing account. However, persons who wish to open new accounts or make additional investments in existing accounts are urged to invest in the Investors Fund rather than the Large Cap Growth Fund.
For more information about the Investors Fund, please review the prospectus of the fund which you can find online at www.madisonfunds.com or call Shareholder Services at 1-800-877-6089 and request a copy be mailed to you.
In addition, shareholders of the Large Cap Growth Fund as of January 7, 2016 (the record date) will receive a combination information statement/prospectus which describes the reorganization in more detail, including additional information regarding the conversion of Class B shares to A shares prior to the reorganization, as well as provides additional information about the Investors Fund. Please note, however, that shareholders of the Large Cap Growth Fund are not required to vote on the reorganization and the fund is not seeking their approval.

Please keep this Supplement with your records.

Summary Prospectus
February 28, 2015
Madison Large Cap Growth Fund
Share Class/Ticker: Class A - MCAAX • Class B - MCPBX • Class Y - MYLGX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Large Cap Growth Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class B	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	4.50%1	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class Y
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%
1 The CDSC is reduced after 12 months and eliminated after six years following purchase.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption			No Redemption
	A	B	Y	A	B	Y
1 Year	$ 690	$ 648	$ 97	$ 690	$ 198	$ 97
3 Years	934	962	303	934	612	303
5 Years	1,197	1,252	525	1,197	1,052	525
10 Years	1,946	2,080	1,166	1,946	2,080	1,166
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets (including borrowings for investment purposes) in such large cap stocks. For this purpose, the term “large cap stock” refers to stocks with a market capitalization of the companies in the Russell 1000® Growth Index (as of the most recent reconstitution date, the low end of the range of market capitalizations included in this index was $1,634 billion). For purposes of the 80% large cap stock allocation discussed above, the stocks selected for the fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth and, to a lesser extent, less established companies that may offer more rapid growth potential. The fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in 45-65 companies at any given time. This reflects the belief of the fund’s investment adviser, Madison Asset Management, LLC (“Madison”), that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the fund’s investment objectives.

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Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Growth Investing Risk. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than a large cap value security.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	14.15%
Lowest:	4Q 2008	-21.48%

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Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception 6/30/2006
Class A Shares – Return Before Taxes	5.18%	10.52%	5.66%	N/A
Return After Taxes on Distributions	3.23%	9.91%	5.34%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	8.36%	4.53%	N/A
Class B Shares – Return Before Taxes	6.25%	10.74%	5.67%	N/A
Class Y Shares – Return before Taxes	11.83%	12.13%	N/A	7.65%
Russell 1000® Growth Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.05%	15.81%	8.49%	9.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B and Y shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), Ray DiBernardo, CFA (Vice President, Portfolio Manager), and Walter Dewey, CFA (Vice President, Portfolio Manager) co-manage the fund. Messrs. Sekelsky, DiBernardo and Dewey have co-managed the fund since April 2013.

Purchase and Sale of Fund Shares
Class A and B Shares. The minimum investment amounts are as follows for Class A and B shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3    Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.

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You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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